UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                  Proxy Statement Pursuant to Section 14(a) of
               the Securities Exchange Act of 1934 (Amendment No.)

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                     BY RULE 14A-6(E)(2))
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            [ ]      Soliciting Material Pursuant to ss.240.14a-12

                (Name of Registrant as Specified In Its Charter)

                              SECURITY EQUITY FUND


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

June 18, 2008

Dear Shareholder:

The Board of Directors (the "Board") of Security Equity Fund, after careful consideration of shareholder interests, unanimously approved changes to Security Alpha Opportunity Fund(R) (the "Fund"), a series of Security Equity Fund (the "Company") in a meeting held on May 9, 2008. We are writing to inform you that a special shareholders' meeting will be held August 5, 2008 regarding certain of these changes. The changes approved by the Board include:

         o the addition of a global long/short investment manager to manage a third sub-portfolio of the Fund, complementing the sub-portfolios managed by the current long/short investment manager and the current fixed income/S&P 500 futures manager;

         o the reallocation of the Fund's assets among the two existing sub-portfolios and the new global long/short sub-portfolio; and

         o changes to permit the Fund to raise its percentage of investments in foreign securities from its current level.

In connection with these changes, the Board also approved changes to the Fund's investment advisory and sub-advisory arrangements, which are expected to result in lower fees.

You are being asked to vote on (1) an amended investment management agreement between Security Investors, LLC (the "Investment Manager") and the Company, on behalf of the Fund to provide for a new fixed management fee structure that is likely to result in lower management fees to the Fund and that will facilitate the payment of sub-advisory fees to the Fund's sub-advisers, and (2) a new sub-advisory agreement between the Investment Manager and Security Global Investors, LLC to manage the new global long/short investment strategy of the Fund. If these two proposals are approved, the changes to the principal investment strategies approved by the Board will be implemented for the Fund on or about August 18, 2008. Your proxy statement is enclosed.

You can vote in one of four ways:

         o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

         o        Through the web site listed in the proxy voting instructions,

         o By telephone using the toll-free number listed in the proxy voting instructions, or

         o        In person at the shareholder meeting on August 5, 2008.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting. If you have questions, please call the Altman Group at 1-800-361-2782.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,

                                   /s/ Richard M. Goldman
                                   ----------------------
                                   Richard M. Goldman
                                   President, Chairman of the Board of Directors

                       SECURITY ALPHA OPPORTUNITY FUND(R)

                                   A SERIES OF
                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   ___________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 5, 2008
                                   ___________


To the Shareholders:

Notice is hereby given that Security Equity Fund (the "Company") will hold a special meeting of shareholders of Security Alpha Opportunity Fund(R) (the "Fund") on August 5, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting") for the purposes listed below:

         1. To approve an amended investment management agreement between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Fund;

         2. To approve a new investment sub-advisory agreement between the Investment Manager and Security Global Investors, LLC ("SGI") pursuant to which SGI will be appointed as an additional investment sub-adviser to the Fund; and

         3. To transact such other business as may properly come before the Special Meeting.

After careful consideration, the Board of Directors of the Company (the "Board") unanimously approved the amended investment management agreement and new sub-advisory agreement and recommends that shareholders vote "FOR" Proposals 1 and 2.

Shareholders of record at the close of business on June 9, 2008 are entitled to notice of, and to vote at, the Special Meeting.

Your attention is called to the accompanying proxy statement. If you do not expect to attend the Special Meeting in person, you are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to the Company, or by voting in person at the Special Meeting.

By Order of the Board,


/s/ Amy J. Lee
--------------
Amy J. Lee
Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD UNLESS YOU ELECT TO CHANGE YOUR VOTE.

                       SECURITY ALPHA OPPORTUNITY FUND(R)

                                   A SERIES OF
                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461
                                   ___________

                                 PROXY STATEMENT
                                   ___________

                         SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD AUGUST 5, 2008

This proxy statement and enclosed proxy notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Directors") of Security Equity Fund (the "Company") for use at a special meeting of shareholders of Security Alpha Opportunity Fund(R) (the "Fund"), on August 5, 2008, at the Company's offices, One Security Benefit Place, Topeka, Kansas 66636-0001, at 1:00 p.m., Central Time, as adjourned from time to time (the "Special Meeting"). The Board is soliciting proxies from shareholders of the Fund with respect to shareholder consideration of the following proposals:

         1. To approve an amended investment management agreement ("Amended Management Agreement") between the Company and Security Investors, LLC (the "Investment Manager"), on behalf of the Fund;

         2. To approve a new investment sub-advisory agreement ("SGI Sub-Advisory Agreement") between the Investment Manager and Security Global Investors, LLC ("SGI") pursuant to which SGI will be appointed as an additional investment sub-adviser to the Fund; and

         3. To transact such other business as may properly come before the Special Meeting.

This proxy statement and the notice and proxy card are being first mailed to shareholders on or about June 18, 2008.

                                  INTRODUCTION

As manager for the Fund, the Investment Manager reviews and evaluates the Fund's principal investment strategies and sub-advisory arrangements on an ongoing basis. Based on the recommendations of the Investment Manager, at a meeting held on May 9, 2008, the Board approved the following changes to the investment strategies of the Fund: the creation of a third investment sub-portfolio with a global long/short strategy (the "SGI Sub-Portfolio") managed by SGI, as a new investment sub-adviser to the Fund; the reallocation of the Fund's assets among the two existing sub-portfolios and the SGI Sub-Portfolio; and changes to the Fund's principal investment strategies to permit the Fund to invest up to 50% of its assets in foreign securities to facilitate the management of the SGI Sub-Portfolio. In connection with these changes, the Board also approved certain changes to the Fund's investment management and sub-advisory arrangements.

Fund shareholders are being asked to approve the Amended Management Agreement, which would provide for a new fixed management fee structure that is likely to result in lower management fees to the Fund and that will facilitate the payment of sub-advisory fees to the Fund's sub-advisers and the SGI Sub-Advisory Agreement pursuant to which SGI would serve as an additional investment sub-adviser and would manage the SGI Sub-Portfolio.

CHANGES TO THE PRINCIPAL INVESTMENT STRATEGIES

Currently, the Fund's investment objective is to seek long-term growth of capital by investing, under normal market conditions, approximately 50% of its total assets according to a long/short strategy (the "Mainstream Sub-Portfolio") managed by the Fund's current sub-adviser, Mainstream Investment Advisers, LLC ("Mainstream"), and 50% of its total assets, managed directly by the Investment Manager, in a portfolio of equity securities, equity derivatives and fixed income securities (the "Investment Manager Sub-Portfolio") that is intended to closely track the performance of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). While the Fund has the ability to invest up to 25% of its assets in foreign securities, it has not yet done so. Mainstream and the Investment Manager each currently manages its allocation of the Fund's assets according to its respective strategy, and their trading decisions are made independently.

At a meeting held on May 9, 2008, the Investment Manager proposed, and the Board approved, certain changes to the Fund's principal investment strategies. The Board approved the creation of the SGI Sub-Portfolio, which would be managed by SGI according to a global long/short strategy and thus would invest in foreign securities. In order to facilitate the management of the SGI Sub-Portfolio, the Board approved an increase in the percentage of the Fund's assets that may be invested in foreign securities from 25% to 50% of the Fund's assets. The Board also approved a new allocation of the Fund's assets whereby the Fund would have approximately 37.5% of its assets allocated to the Mainstream Sub-Portfolio; 37.5% of its assets allocated to the SGI Sub-Portfolio; and 25% of its assets allocated to the Investment Manager Sub-Portfolio.

The Investment Manager believes that the changes to the principal investment strategies will allow the Fund to take greater advantage of opportunities presented by investments outside of the United States and will better position the Fund in the marketplace. These changes do not require shareholder approval.

CHANGES TO THE FEE STRUCTURE

In connection with the foregoing changes, the Board approved the Amended Management Agreement, which, if approved by shareholders, would eliminate the performance-based investment management fee currently payable to the Investment Manager. As further described below under the discussion of Proposal 1, the Investment Manager currently receives a management fee from the Fund that has two components. The first component is a monthly base fee equal to an annual rate of 2.00% of the Fund's average daily net assets over the month (the "asset-based component"). The second component is a performance adjustment that either increases or decreases the base fee each month, depending on how the Fund performed relative to the S&P 500 Index during the measuring period (the "performance-based component"). The new management fee, based solely on a fixed asset-based fee, should generally result in lower fees to the Fund and will facilitate the implementation of the changes to the Fund's principal investment strategies (notably because it will facilitate the computation and payment by the Investment Manager of the sub-advisory fees payable to each sub-adviser), reduce the administrative difficulties tied to the computation of performance-based fees, and result in a level of Fund fees that is more predictable.

If the Amended Management Agreement is approved by shareholders, the investment sub-advisory agreement with Mainstream (the "Mainstream Sub-Advisory Agreement") will be amended to provide for the payment by the Investment Manager of a fixed sub-advisory fee instead of a performance-based fee comparable to that currently payable by the Fund to the Investment Manager. This amendment to the Mainstream Sub-Advisory Agreement does not require shareholder approval, because it is authorized under an order that the Investment Manager has received from the U.S. Securities and Exchange Commission ("SEC") (see discussion under Proposal 2 of this proxy statement for additional information about this order).

CHANGES TO THE SUB-ADVISORY STRUCTURE

The Board believes that the appointment of SGI as a new sub-adviser to manage the SGI Sub-Portfolio would be in the best interests of Fund shareholders. This appointment is subject to shareholder approval. If the SGI Sub-Advisory Agreement is approved by shareholders, effective on or about August 18, 2008, SGI will be appointed as an investment sub-adviser to the Fund pursuant to the terms of the agreement, as further described below under the discussion of Proposal 2.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND APPROVE THE AMENDED MANAGEMENT AND SGI SUB-ADVISORY AGREEMENTS.

                                   PROPOSAL 1

                  APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT

At its meeting, the Board determined that entering into the Amended Management Agreement would be in the best interests of Fund shareholders. After careful consideration and upon the recommendation of the Investment Manager and the management of the Company, the Board, including a majority of Directors who are not "interested persons" (as defined under the Investment Company Act of 1940 ("1940 Act")) of the Company and who are not interested persons of any party to the Amended Management Agreement (the "Independent Directors"), unanimously approved the Amended Management Agreement, subject to shareholder approval. Under the Amended Management Agreement, the Fund would no longer pay an investment management fee with a performance-based component. Instead, the Fund would pay the Investment Manager an annual fee of 1.25% of the Fund's average daily net assets. For your reference, a form of the Amended Management Agreement is attached as Exhibit A.

COMPARISON OF THE CURRENT MANAGEMENT AGREEMENT WITH THE AMENDED MANAGEMENT AGREEMENT

The terms of the Amended Management Agreement are substantially identical to those of the Current Management Agreement (as defined below), except with respect to the fee payable by the Fund (see below) and its term. Consequently, the Investment Manager will continue to render substantially the same services to the Fund pursuant to the Amended Management Agreement that it currently renders.

The Investment Manager. Security Investors, LLC, located at One Security Benefit Place, Topeka, Kansas 66636-0001, currently serves as investment adviser to the Fund pursuant to an investment management agreement, which became effective on July 7, 2003 (the "Current Management Agreement"). The Current Management Agreement was approved by the Board for an initial term of two years and is approved annually thereafter in accordance with applicable requirements. The Current Management Agreement was last approved by the Directors on November 9, 2007, and was last approved by shareholders on July 7, 2003. If the Amended Management Agreement is approved by shareholders, it will continue for an initial term of two years and for subsequent one-year terms so long as it is renewed annually in accordance with its terms (see discussion under "Term and Continuance" below).

The name, address and principal occupation of the principal executive officer and managing member of the Investment Manager is set forth in Exhibit B-1, as is information regarding the ownership of the Investment Manager. A list of the directors/officers of the Company who hold positions with the Investment Manager is set forth in Exhibit B-2. Set forth in Exhibit B-3 is a list of other registered investment companies with similar investment objectives as the Fund, for which the Investment Manager acts as investment manager, adviser or sub-adviser.

Duties of the Investment Manager. Under the Current Management Agreement and the Amended Management Agreement (each, a "Management Agreement" and together, the "Management Agreements"), the Investment Manager manages the investment operations of the Fund and supervises the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities, subject to the Board's supervision. It is authorized to enter into investment sub-advisory agreements for investment advisory services in connection with the management of the Fund. The Investment Manager has responsibility for all investment advisory services furnished pursuant to any investment sub-advisory agreement. The Investment Manager bears: (a) all expenses incurred by the Investment Manager or by the Fund in connection with managing the ordinary course of the business of the Fund, other than those assumed by the Fund; and
(b) the fees payable to a sub-adviser pursuant to investment sub-advisory agreements between the Investment Manager and any sub-advisers.

Limitation of Liability. Under each Management Agreement, so long as the Investment Manager provides the Fund the benefit of its best judgment and effort in rendering investment advisory services, the Investment Manager is not be liable for any errors of judgment or mistake of law, or for any loss arising out of any investment if the investment is made with due care and in good faith. The Investment Manager is not protected for losses arising by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its investment advisory duties.

Term and Continuance. Each Management Agreement provides for an initial term of two years from the date of implementation. Thereafter, if not terminated, each Management Agreement continues in effect for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of the Company, or by the vote of holders of a majority of the outstanding voting securities of the Fund, and (b) the vote of a majority of the Independent Directors cast in person at a meeting of such Directors called for the purpose of voting upon such approval.

Each Management Agreement may be terminated with respect to the Fund at any time without payment of any penalty, by the Company upon the vote of either a majority of the Board or a majority of the Independent Directors or by a majority of the outstanding voting securities of the Fund, or by the Investment Manager, in each case on 60 days' written notice to the other party. Each Management Agreement will terminate automatically in the event of its "assignment" (as that term is defined under the 1940 Act).

DISCUSSION OF THE FEE STRUCTURE UNDER THE MANAGEMENT AGREEMENTS

Management Fees under the Current Management Agreement. The Investment Manager currently receives a management fee from the Fund that has two components. The first component is the asset-based component, which is a monthly base fee equal to an annual rate of 2.00% of the Fund's average daily net assets over the month. The second component is the performance-based component, which is a performance adjustment that either increases or decreases the asset-based component fee each month, depending on how the Fund performed relative to the S&P 500 Index during the "Measuring Period," which is a twelve-month period ending on the last day of the month for which the management fee is calculated.

Each month, the positive (or negative) performance adjustment rate is equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Fund (calculated by reference to Class A shares) exceeds (or lags) the investment record of the S&P 500 Index over the Measuring Period as compared to 15 percentage points. For example, for a month, if the investment performance of the Fund is 6.6% and the investment record of the S&P 500 Index is 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward performance adjustment at an annual rate of 0.33% of average daily net assets over the Measuring Period. Similarly, for a month, if the investment performance of the Fund is -10.0% and the investment record of the S&P 500 Index is 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward performance adjustment at an annual rate of 0.50% of average daily net assets over the Measuring Period.

Consequently, each month, when the Fund's investment performance (calculated by reference to Class A shares) matches the investment record of the S&P 500 Index over the Measuring Period, the Investment Manager receives only the amount of the asset-based component of the fee. Each month, if the investment performance of the Fund's Class A shares exceeds the investment record of the S&P 500 Index over the Measuring Period, the performance-based component of the fee increases the fee paid to the Investment Manager, reaching a maximum monthly fee of 1/12th of 2.00% of the Fund's average daily net assets over the month, plus 1/12th of 0.75% of the Fund's average daily net assets over the Measuring Period when the Fund's investment performance is superior by 15 percentage points or more to the investment record of the S&P 500 Index over the Measuring Period. Each month, if the investment performance of the Fund's Class A shares trails the investment record of the S&P 500 Index over the Measuring Period, the performance-based component of the fee decreases the fee paid to the Investment Manager, reaching a minimum monthly fee of 1/12th of 2.00% of the Fund's average daily net assets over the month, less 0.75% of the Fund's average daily net assets over the Measuring Period when the Fund's investment performance lags by 15 percentage points or more the investment record of the S&P 500 Index over the Measuring Period.

The performance-based component of the fee is calculated on the basis of the "rolling" 12 month Measuring Period, so that a fee rate calculated on the basis of investment performance over a 12 month period will apply only for that month, and then will be subject to recalculation for the following month on the basis of the Fund's investment performance over the Measuring Period ending that month.

Under the fee arrangement set forth in the Current Management Agreement, it is important to note that the controlling factor is not whether the Fund's investment performance is positive or negative, but whether it exceeds or lags the investment record of the S&P 500 Index. Accordingly, it is possible that the Fund could pay the Investment Manager the maximum management fee even though the Fund had negative investment performance during the Measuring Period if the Fund's investment performance significantly exceeded the investment record of the S&P 500 Index during the Measuring Period and could pay the Investment Manager the minimum management fee even though the Fund had positive investment performance during the Measuring Period if the Fund's investment performance significantly underperformed the investment record of the S&P 500 Index during the Measuring Period. Similarly, the Fund could pay the Investment Manager the maximum management fee even though the Investment Manager had negative performance in the sub-portfolio it manages if overall Fund performance significantly exceeded the S&P 500 Index due to the level of performance of Mainstream, the current sub-adviser to the Fund and could pay the Investment Manager the minimum management fee even though the Investment Manager had positive performance in the sub-portfolio it manages if overall Fund performance significantly underperformed the S&P 500 Index due to the level of performance of Mainstream. The "net management fee" is equal to the difference between the management fee paid by the Fund and the sub-advisory fee paid by the Investment Manager to Mainstream (which is not necessarily paid out of management fees received by the Investment Manager). The Fund's investment performance is compared against the investment record of the S&P 500 Index only on the basis of a rolling 12 month period, and not on the basis of relative performance over a longer period. The base fee, as adjusted may be higher than investment management fees typically paid by mutual funds.

The following table includes examples showing the annual fees that the Investment Manager would earn at various levels of investment performance of the Fund and the S&P 500 Index assuming that the average daily net assets of the Fund remain constant over the Measuring Period:

----------------------------------------------------------------------------------------------------------------------------
     % POINT DIFFERENCE BETWEEN        ANNUAL BASE                                           TOTAL MANAGEMENT FEE PAID
 PERFORMANCE OF CLASS A SHARES AND      MANAGEMENT     PERFORMANCE ADJUSTMENT FROM BASE        TO INVESTMENT MANAGER
           S&P 500 INDEX                  FEE(1)        MANAGEMENT FEE (ANNUALIZED)(2)            (ANNUALIZED)(3)
----------------------------------------------------------------------------------------------------------------------------
                15%                       2.00%                     +0.75%                             2.75%
----------------------------------------------------------------------------------------------------------------------------
                10%                       2.00%                     +0.50%                             2.50%
----------------------------------------------------------------------------------------------------------------------------
                 5%                       2.00%                     +0.25%                             2.25%
----------------------------------------------------------------------------------------------------------------------------
                 0%                       2.00%                     0.00%                              2.00%
----------------------------------------------------------------------------------------------------------------------------
                -5%                       2.00%                     -0.25%                             1.75%
----------------------------------------------------------------------------------------------------------------------------
                -10%                      2.00%                     -0.50%                             1.50%
----------------------------------------------------------------------------------------------------------------------------
                -15%                      2.00%                     -0.75%                             1.25%
----------------------------------------------------------------------------------------------------------------------------
1        Calculated monthly (i.e., 1/12th of 2.00%) on the basis of average net assets over the month during which the fee is calculated.

2 Calculated monthly on the basis of the Fund's average net assets over the Measuring Period.

3 By virtue of using a "rolling" Measuring Period and calculating the base fee and the performance adjustment on different asset bases, the actual management fees paid by the Fund may differ from the maximum and annual fee rates shown above, particularly if the average daily net assets of the Fund do not remain constant during the Measuring Period.

----------------------------------------------------------------------------------------------------------------------------

Management Fees under the Amended Management Agreement. Under the fee structure set forth in the Amended Management Agreement, the Fund would no longer pay a performance-based component and the fee structure would be a fixed management fee paid at an annual rate of 1.25% of the Fund's average daily net assets.

The foregoing discussion is qualified in its entirety by reference to the Amended Management Agreement, a form of which is attached as Exhibit A.

COMPARISON OF THE FEE STRUCTURE UNDER THE MANAGEMENT AGREEMENTS

The management fee under the Amended Management Agreement is the minimum fee payable under the Current Management Agreement, assuming that the average daily net assets of the Fund remain constant over the performance period. (In fact, under the Current Management Agreement, by virtue of using a "rolling" Measurement Period and calculating the base fee and performance-based component on different asset bases, the actual minimum management fee paid by the Fund could be lower than 1.25% (i.e., the proposed management fee) if the average daily net assets of the Fund decline over the Measurement Period and the Fund's performance lags that of the Fund's index by more than 15 percentage points and similarly, it could be higher than 2.75% if assets increase and performance is superior to that of the Fund's index by more than 15 percentage points). Whether the fee structure under the Amended Management Agreement could in fact result in higher fees than the fee structure under the Current Management Agreement depends on the Fund's past and future performance and growth in average net assets. Based on current data, however, the proposed fixed management fee under the Amended Management Agreement would be lower. Fee arrangements with a performance-based component, such as the fee arrangement in place under the Current Management Agreement, are intended to create an incentive for an investment manager to generate positive performance for a fund. A fixed-fee arrangement does not have the same direct incentive (although an investment manager remains subject to the same duties).

The following table compares the Fund's management fee as calculated under the terms of the Current Management Agreement (including the performance-based component) for the fiscal year ended September 30, 2007 and semi-annual period ended March 31, 2008 (annualized) to the management fee the Fund would have incurred if the Amended Management Agreement had been in effect during the same periods. Management fees are expressed in dollars and as percentages of the Fund's average net assets for the relevant periods:

----------------------------------- --------------------------------- -------------------------------- -----------------------------
              PERIOD                 CURRENT MANAGEMENT AGREEMENT*     AMENDED MANAGEMENT AGREEMENT*              DIFFERENCE
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Fiscal year ended September 30,                  1.90%                             1.25%                      (65) basis points
2007
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                                                $631,487                         $415,202                   $(216,285) - (34.25)%
----------------------------------- --------------------------------- -------------------------------- -----------------------------
Semi-annual period ended March            2.50% (annualized)                 1.25% (annualized)                (125) basis points
31, 2008
----------------------------------- --------------------------------- -------------------------------- -----------------------------
                                                $430,614                         $215,307                     $(215,307) - (50)%
------------------------------------------------------------------------------------------------------------------------------------
* Percentages expressed by reference to average daily net assets.

FUND FEES AND EXPENSES

The following tables provide data concerning the Fund's management fees and expenses as a percentage of the average net assets for the fiscal year ended September 30, 2007 under the Current Management Agreement and the Amended Management Agreement. The following tables also describe the fees and expenses that may be incurred when you buy, hold, or sell Class A, Class B and Class C shares of the Fund (although the shareholder fees in the immediate table below will not change under this proposal):

Shareholder Fees (fees paid directly from your investment)
----------------------------------- ------------------------------ ----------------------------- ---------------------------------
                                             CLASS A SHARES               CLASS B SHARES(1)               CLASS C SHARES
----------------------------------- ------------------------------ ----------------------------- ---------------------------------
                                    CURRENT           AMENDED      CURRENT          AMENDED      CURRENT          AMENDED
                                    MANAGEMENT        MANAGEMENT   MANAGEMENT       MANAGEMENT   MANAGEMENT       MANAGEMENT
                                    AGREEMENT         AGREEMENT    AGREEMENT        AGREEMENT    AGREEMENT        AGREEMENT
----------------------------------- ----------------- ------------ ---------------- ------------ ---------------- ----------------
Maximum Sales Charge Imposed on     5.75%             5.75%        None             None         None             None
Purchases (as a % of offering
price)
----------------------------------- ----------------- ------------ ---------------- ------------ ---------------- ----------------
Maximum Deferred Sales Charge (as   None(2)           None(2)      5%(3)            5%(3)        1%(4)            1%(4)
a % of original purchase price or
redemption proceeds, whichever is
lower)
----------------------------------- ----------------- ------------ ---------------- ------------ ---------------- ----------------
Redemption Charge (as a % of        2%(5)             2%(5)        None             None         None             None
amount redeemed or exchanged)
----------------------------------------------------------------------------------------------------------------------------------

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

3 5% during the first year, decreasing incrementally to 0% in the sixth and following years.

4 A deferred sales charge of 1% is imposed in the event of redemption within one year of purchase.

5 A redemption charge of 2% will be assessed on any shares redeemed or exchanged within 30 days after the date they were acquired. This charge does not apply to (1) shares held in retirement plans purchased from the Investment Manager or an affiliate or that are administered by the Investment Manager or an affiliate, such as 401(k), 403(b), 457, Keogh, SIMPLE IRA, SEP-IRA and money purchase pension accounts, (2) shares purchased through the reinvestment of dividends or capital gains distributions, (3) redemptions in an amount less than $10,000, or (4) redemptions and/or exchanges made through pre-approved asset allocation programs.

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

----------------------------------------- ------------------------------ -------------------
                                          CURRENT MANAGEMENT AGREEMENT   AMENDED MANAGEMENT
                                                                         AGREEMENT*
----------------------------------------- ------------------------------ -------------------
CLASS A
----------------------------------------- ------------------------------ -------------------
Management fee                            1.90%(1)                       1.25%
----------------------------------------- ------------------------------ -------------------
Distribution (12b-1) and service fees     0.25%                          0.25%
----------------------------------------- ------------------------------ -------------------
Other expenses                            0.73%                          0.73%
----------------------------------------- ------------------------------ -------------------
Total Annual Fund Operating Expenses      2.88%                          2.23%
----------------------------------------- ------------------------------ -------------------
Fee Reduction                             (0.20)% (2)                    (0.28)%(3)
----------------------------------------- ------------------------------ -------------------
Net Expenses                              2.68%                          1.95%
----------------------------------------- ------------------------------ -------------------

CLASS B
----------------------------------------- ------------------------------ -------------------
Management fee                            1.90%(1)                       1.25%
----------------------------------------- ------------------------------ -------------------
Distribution (12b-1) and service fees     1.00%                          1.00%
----------------------------------------- ------------------------------ -------------------
Other expenses                            0.69%                          0.69%
----------------------------------------- ------------------------------ -------------------
Total Annual Fund Operating Expenses      3.59%                          2.94%
----------------------------------------- ------------------------------ -------------------
Fee Reduction                             (0.20)% (2)                    (0.24)%(3)
----------------------------------------- ------------------------------ -------------------
Net Expenses                              3.39%                          2.70%
----------------------------------------- ------------------------------ -------------------

CLASS C
----------------------------------------- ------------------------------ -------------------
Management fee                            1.90%(1)                       1.25%
----------------------------------------- ------------------------------ -------------------
Distribution (12b-1) and service fees     1.00%                          1.00%
----------------------------------------- ------------------------------ -------------------
Other expenses                            0.70%                          0.70%
----------------------------------------- ------------------------------ -------------------
Total Annual Fund Operating Expenses      3.60%                          2.95%
----------------------------------------- ------------------------------ -------------------
Fee Reduction                             (0.20)% (2)                    (0.25)%(3)
----------------------------------------- ------------------------------ -------------------
Net Expenses                              3.40%                          2.70%
--------------------------------------------------------------------------------------------

* Pro forma proposed fees reflect estimated fees and expenses of the Fund after giving effect to the Amended Management Agreement as of September 30, 2007. Pro forma numbers are estimated in good faith and are hypothetical.
1 The Fund pays a management fee that will range from 1.25% to 2.75% of average daily net assets based upon the Fund's performance relative to the S&P 500 Index, assuming average daily assets remain constant during the Measuring Period.
2 The Investment Manager has contractually agreed through January 31, 2009 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (excluding investment management fees, distribution (12b-1) fees, brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification and extraordinary expenses) ("Operating Expenses") of each class of shares of the Fund to the indicated annual rate of 0.50% of average daily net assets. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentage.
3 The Investment Manager has contractually agreed through January 31, 2010 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) ("Operating Expenses") of the Fund to 1.95% for Class A shares and 2.70% for Class B and C shares. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized Operating Expenses are less than the indicated percentages.

Example: The examples below assume that you invest $10,000 in Fund for the time periods indicated. Each Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

You would pay the following expenses if you redeemed your shares at the end of each period.

------------------------------- ----------- ----------- ----------- ------------
                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------- ----------- ----------- ----------- ------------
CLASS A
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement       $849       $1,416       $2,006      $3,595
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*      762         1,152       1,567       2,719
------------------------------- ----------- ----------- ----------- ------------

CLASS B
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement       862         1,400       2,059       3,686
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*      773         1,138       1,630       2,851
------------------------------- ----------- ----------- ----------- ------------

CLASS C
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement       463         1,103       1,864       3,862
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*      373          838        1,430       3,032
------------------------------- ----------- ----------- ----------- ------------

You would pay the following expenses if you did not redeem your shares.

------------------------------- ----------- ----------- ----------- ------------
                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS
------------------------------- ----------- ----------- ----------- ------------
CLASS A
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement        $849      $1,416      $2,006       $3,595
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*       762       1,152        1,567        2,719
------------------------------- ----------- ----------- ----------- ------------

CLASS B
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement        362       1,100        1,859        3,686
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*       273        838         1,430        2,851
------------------------------- ----------- ----------- ----------- ------------

CLASS C
------------------------------- ----------- ----------- ----------- ------------
Current Management Agreement        363       1,103        1,864        3,862
------------------------------- ----------- ----------- ----------- ------------
Amended Management Agreement*       273        838         1,430        3,032
------------------------------- ----------- ----------- ----------- ------------
*Pro forma proposed examples reflect estimated fees and expenses of the Fund after giving effect to the Amended Management Agreement as of September 30, 2007. Pro forma numbers are estimated in good faith and are hypothetical.


EVALUATION BY THE BOARD

On May 9, 2008, at an in-person meeting of the Board at which a majority of the Directors, including a majority of the Independent Directors, were in attendance, the Board considered whether the Amended Management Agreement, SGI Sub-Advisory Agreement and Mainstream Sub-Advisory Agreement (together, the "Agreements") should be approved for a two-year period, subject to shareholder approval. Following their review and consideration, the Directors determined that the Agreements would enable shareholders of the Fund to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders. The Board, including the Independent Directors, unanimously approved the Agreements. In reaching their decision, the Directors requested and obtained from the Investment Manager, SGI and Mainstream such information as they deemed reasonably necessary to evaluate the proposed Agreements. The Directors also carefully considered information that they had received throughout the year as part of their regular oversight of the Fund (including information from the Investment Manager and Mainstream), as well as information about SGI, which serves as investment sub-adviser to other series within the Security Funds complex. The Directors had also previously obtained and reviewed certain comparative information regarding performance of the Fund relative to performance of other comparable mutual funds at its November 9, 2007 meeting, and the performance of other accounts and mutual funds managed by SGI at its May 9, 2008 meeting. The Directors also received information about the cost of changing the principal investment strategies of the Fund, including the cost of soliciting proxies to approve

Proposals 1 and 2, and the Board agreed that half of the cost would be borne by the Fund and half by the Investment Manager. In considering the Agreements, the Directors evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel and independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory service to be provided. The Board concluded that the Investment Manager and Mainstream are capable of continuing to provide high quality services to the Fund, as indicated by the nature and quality of services provided in the past, their management capabilities demonstrated with respect to other series of the Company, in the case of the Investment Manager, and another mutual fund managed by the Investment Manager and Mainstream, the professional qualifications and experience of the Investment Manager's and Mainstream's portfolio managers, and the Investment Manager's investment and management oversight processes. The Directors also determined that the Investment Manager and Mainstream proposed to provide investment and related services that were of the same quality and quantity as services provided to the Fund in the past, and that these services are appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs.

In considering the capabilities of SGI, the Board took into account the fact that SGI was created last year as an affiliate of the Investment Manager and was formed for the initial purpose of acquiring the assets of Avera Global Partners LP ("Avera") so that the key personnel of Avera could become the key personnel of SGI, operating independently and retaining their autonomous investment management capabilities. The Directors also noted that, since August 1, 2007, SGI has served as a sub-adviser to Security Equity Fund Global Fund and SBL Fund Series D (Global Series). The Board also considered the nature and quality of the investment sub-advisory services anticipated to be provided by SGI to the Fund. The Board concluded that SGI would be capable of providing high quality services to the Fund, as indicated by the nature of services provided to other accounts and mutual funds managed by SGI, SGI's management capabilities demonstrated with respect to these other accounts and mutual funds, the experience, capability and integrity of SGI's management, the financial resources of SGI, and the professional qualifications and experience of SGI's portfolio management team. The Board also concluded that SGI proposed to provide services that are appropriate in scope and extent in light of the Fund's investment objectives, policies and new investment strategies.

The investment performance of the Fund. The Directors concluded on the basis of information supplied by Lipper and Morningstar at its last annual contract renewal meeting in November 2007 that the Investment Manager and Mainstream had achieved investment performance that was satisfactory relative to comparable funds over trailing periods. On the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by the Investment Manager and Mainstream, the Directors concluded that the Investment Manager and Mainstream are capable of generating a level of long-term investment performance for the Investment Manager Sub-Portfolio and the Mainstream Sub-Portfolio of the Fund, respectively, that is appropriate in light of the Fund's investment objectives, policies and strategies and competitive with many other investment companies. The Board noted that the proposed management fee under the Amended Management Agreement is expected to generally result in lower management fees, which could lower total operating expenses and could contribute to increased Fund performance.

With respect to SGI, the Board reviewed comparative information regarding the performance of SGI's portfolio managers in managing accounts that are reasonably comparable to the proposed SGI Sub-Portfolio of the Fund. The Board noted that accounts managed by SGI had performed satisfactorily over the past three years. The Directors noted that SGI would only be responsible for managing the SGI Sub-Portfolio of the Fund and noted the differences in investment styles and strategy between Mainstream, the Investment Manager and SGI, and determined that SGI's strategy, with its investment processes and experience with investing in foreign securities, offered shareholders of the Fund a new and attractive opportunity for seeking to achieve their investment goals. The Board concluded, based in particular on the Directors' assessment of the nature, extent and quality of investment sub-advisory services expected to be provided by SGI, and SGI's performance in managing similar accounts and mutual funds, that SGI is capable of generating a level of investment performance for the SGI Sub-Portfolio of the Fund that is appropriate in light of the Fund's investment objective and policies and competitive with other investment companies.

The cost of management and sub-advisory services provided and the level of profitability. On the basis of the Board's review of the proposed management fees to be charged by the Investment Manager for investment advisory services, the

Investment Manager's financial statements, the Investment Manager's estimated net management income resulting from its management of the Fund under the new fee arrangement, and the estimated profitability of the Investment Manager's relationships with the Fund, the Directors concluded that the anticipated level of profitability to the Investment Manager as to the Fund is reasonable. The Board considered the anticipated impact that the new fixed management fee arrangement would have on the Investment Manager's profitability. It also compared the potential benefits to shareholders of having a fixed management fee instead of a fee with a performance-based component. In particular, the Board noted that: the proposed fee would be equal to the lowest level of management fee payable under the Current Management Agreement (assuming that asset levels remain constant over the Measuring Period), resulting in lower management fees and reduced total operating expenses; the fixed fee would result in a level of Fund expenses that is more predictable; a fixed fee is more common among investment companies, which will facilitate fund comparisons; and a fixed fee will facilitate payment of predictable sub-advisory fees by the Investment Manager to sub-advisers. The Board noted that the fixed sub-advisory fee payable to SGI would facilitate the implementation of the new investment strategies.

The Board concluded that the level of anticipated investment sub-advisory fees payable under the SGI Sub-Advisory Agreement and the Mainstream Sub-Advisory Agreement are appropriate in light of the estimated expense ratios of the Fund and the competitiveness of the Fund's expenses when compared to the expense ratios of comparable investment companies (based on information prepared by the Investment Manager).

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Directors concluded that the Fund's new management fee of 1.25% of average daily net assets payable to the Investment Manager appropriately reflects the current economic environment for the Investment Manager and the competitive nature of the mutual fund market. The Directors further determined that the Fund has yet to achieve meaningful economies of scale, but that the proposed fixed management fee nevertheless would generally be lower than the current fee and, thus, would benefit the Fund and shareholders. The Directors also noted that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of the management fee payable by the Fund to the Investment Manager (as well as the sub-advisory fees that the Investment Manager pays to Mainstream and SGI) in the future if the Agreements become effective.

Benefits (such as soft dollars) to the Investment Manager, SGI and Mainstream and their affiliates from their relationship with the Fund. The Directors concluded during their prior contract renewal meeting that other benefits described by the Investment Manager and Mainstream from their past or future relationship with the Fund, including "soft dollar" benefits in connection with brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Directors had also determined that the administration, transfer agency and fund accounting fees paid by the Fund to the Investment Manager are reasonable, fair and in the best interests of shareholders in light of the nature and quality of the services provided, the associated costs, and the necessity of the services for the Fund's operations and would remain the same under the proposed arrangements. The Board noted that it had considered SGI's practices and benefits in the past with other funds in the Security Funds complex and that it would review SGI's benefits from its relationship with the Fund if the Agreements become effective.

Other considerations. In approving the Agreements, the Directors determined that the Investment Manager, SGI (with respect to other series in the Security Funds complex for which SGI serves as sub-adviser) and Mainstream have made a substantial commitment to the recruitment and retention of high quality personnel, and maintain the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Directors also considered that the Agreements will permit the ongoing management of the Fund with three sub-portfolios with distinct investment strategies, each to be managed by specialized portfolio management personnel.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED MANAGEMENT AGREEMENT. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 2

                               APPROVAL OF THE SGI
                             SUB-ADVISORY AGREEMENT

As discussed above, the Board approved changes to the Fund's principal investment strategy, including the addition of the SGI Sub-Portfolio. It is proposed that SGI be the investment sub-adviser responsible for managing the SGI Sub-Portfolio of the Fund and that the Mainstream Sub-Advisory Agreement be amended to provide for a fixed sub-advisory fee equal to that payable to SGI. At its May 9, 2008 meeting, the Board approved the SGI Sub-Advisory Agreement and the Mainstream Sub-Advisory Agreement pursuant to which the Investment Manager will pay each of SGI and Mainstream a fixed asset-based fee equal to 1.45% of the average daily net assets in the SGI Sub-Portfolio and the Mainstream Sub-Portfolio of the Fund, respectively, on an annual basis.

The Investment Manager and the Fund have received an order from the SEC that permits them to retain investment sub-advisers or amend the terms of an existing sub-advisory agreement without shareholder approval, except when the sub-adviser is affiliated with the Investment Manager This order permits the Investment Manager to amend the terms of the Mainstream Sub-Advisory Agreement upon Board approval but without shareholder approval because Mainstream is not affiliated to the Investment Manager. However, SGI is affiliated with the Investment Manager, so its appointment is subject to shareholder approval.

THE PROPOSED SGI SUB-ADVISORY AGREEMENT

Background Information on SGI. SGI, with its principal place of business at 801 Montgomery Street, 2nd Floor, San Francisco, CA 94133-5164, is an investment adviser registered as such with the SEC. SGI is a recently-created subsidiary of Security Benefit Life Insurance Company ("Security Benefit") that was formed for the initial purpose of acquiring the assets of Avera. The key personnel of Avera became the key personnel of SGI effective June 15, 2007. As of March 31, 2008, SGI had approximately $481,820,869 in assets under management. SGI currently provides investment management and related services to retirement accounts, pooled investment vehicles and mutual funds. The name, address and principal occupation of the principal executive officer and each managing member of SGI are set forth in Exhibit C. SGI is a wholly owned subsidiary of Security Benefit, which is in turn controlled by Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI may be deemed to be an affiliated person of the Investment Manager. A list of the directors/officers of the Company who hold positions with SGI is set forth in Exhibit B-2. SGI does not manage any other registered investment companies with investment objectives similar to those of the Fund.

The SGI Sub-Advisory Agreement. The following summary of the proposed SGI Sub-Advisory Agreement summarizes the material terms of the SGI Sub-Advisory Agreement and is qualified in its entirety by reference to the SGI Sub-Advisory Agreement, a form of which is attached as Exhibit D.

The SGI Sub-Advisory Agreement provides that, subject to the Investment Manager's and the Board's supervision, SGI is responsible for managing a portion of the Fund's assets, including making investment decisions and placing orders to purchase and sell securities for the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board. In accordance with applicable requirements, SGI will also maintain, and provide the Investment Manager with, all books and records relating to the transactions it executes or that are otherwise required, and render to the Fund and the Investment Manager such periodic and special reports at any time upon reasonable request. The SGI Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or breach of its duties thereunder, SGI will not be liable for any act or omission in connection with its activities as sub-adviser to the Fund.

Under its terms, the SGI Sub-Advisory Agreement will remain in full force and effect for a period of up to two years from the date of its execution, and will continue thereafter as long as its continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund, as well as by a majority of the Independent Directors by vote cast in person at a meeting called for that purpose. However, the SGI Sub-Advisory Agreement may be terminated at any time upon 60 days' written notice without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding shares of the Fund. The Investment Manager may terminate the SGI Sub-Advisory Agreement upon breach by SGI of its representations or warranties, which shall not have been cured within 20 days of receipt of written notice of such breach, or SGI becoming unable to discharge its duties and obligations under the SGI Sub-Advisory Agreement. Additionally, the SGI Sub-Advisory Agreement will terminate immediately in the event of its assignment or upon the termination of the Fund's Amended Management Agreement with the Investment Manager. SGI may terminate the SGI Sub-Advisory Agreement on 120 days' written notice to the Investment Manager and the Fund.

Fees. Under the SGI Sub-Advisory Agreement, SGI will receive monthly compensation from the Investment Manager (and not the Fund) at an annual rate of 1.45% of the average daily closing value of the net assets in the SGI Sub-Portfolio of the Fund. During the fiscal year ended September 30, 2007, SGI was not yet serving as a sub-adviser to the Fund, and thus the Investment Manager did not pay or accrue an investment advisory fee to SGI.

Evaluation by the Board. A discussion of the Board's consideration of the SGI Sub-Advisory Agreement is included under Proposal 1 in the section titled "Evaluation by the Board." That discussion also includes the Board's approval of the Mainstream Sub-Advisory Agreement.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE SGI SUB-ADVISORY AGREEMENT. UNMARKED, PROPERLY SIGNED AND DATED PROXIES WILL BE SO VOTED.

                                 OTHER BUSINESS

The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                             ADDITIONAL INFORMATION

ADMINISTRATOR, PRINCIPAL UNDERWRITER, AND TRANSFER AGENT

The Investment Manager also serves as the Fund's administrator and transfer agent. The principal underwriter/distributor is Security Distributors, Inc. (the "Distributor"), located at One Security Benefit Place, Topeka, KS 66636-0001. During the fiscal year ended September 30, 2007, the Fund paid the Investment Manager $87,775 for administrative and transfer agent services, and the Fund paid the Distributor $161,544 for distribution services. If the proposed Amended Management and SGI Sub-Advisory Agreements are approved, the Investment Manager and the Distributor will continue to render the same administrative, transfer agency and distribution services to the Fund as they currently render. The Investment Manager is wholly owned by its members, Security Benefit and Security Benefit Corporation. Security Benefit, a life insurance company, incorporated under the laws of Kansas, is controlled by Security Benefit Corporation. Security Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. The Investment Manager is an indirect, and the Distributor is a direct, wholly-owned subsidiary of Security Benefit Corporation.

BACKGROUND INFORMATION ON MAINSTREAM.

Mainstream Investment Advisers, LLC, 101 West Spring Street, New Albany, Indiana 47150, is currently the only investment sub-adviser to the Fund and has served as investment sub-adviser with regard to the Mainstream Sub-Portfolio of the Fund pursuant to the Mainstream Sub-Advisory Agreement dated July 1, 2003, which was last approved by the Board at a meeting held on November 9, 2007. Pursuant to this agreement, Mainstream furnishes investment advisory services, supervises and arranges for the purchase and sale of securities on behalf of the Mainstream Sub-Portfolio of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Company's Board and the Investment Manager. Amendments to the Mainstream Sub-Advisory Agreement will be implemented only if Proposal 1 is approved.

AFFILIATIONS AND AFFILIATED BROKERAGE.

During the fiscal year ended September 30, 2007, the Fund paid no commissions on portfolio brokerage transactions to brokers who may be deemed to be affiliated persons of the Fund, the Investment Manager, Mainstream, SGI, or affiliated persons of such persons ("Affiliated Brokers").

SHAREHOLDER REPORTS

Shareholders can find important information about the Fund in the Company's annual report dated September 30, 2007, including financial reports for the fiscal year ended September 30, 2007 and in the Company's semi-annual report dated March 31, 2008. You may obtain copies of these reports without charge by writing to the Company, or by calling the telephone number shown on the front page of this proxy statement.

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Fund.

VOTING INFORMATION

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this proxy statement on or about June 18, 2008, but proxies may also be solicited by telephone and/or in person by representatives of the Company, regular employees of the Investment Manager, their affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne one-half by the Fund and one-half by the Investment Manager and/or its affiliates. The estimated cost of retaining The Altman Group is approximately $21,300.

Shareholder Voting. Shareholders of the Fund who own shares at the close of business on June 9, 2008 (the "Record Date") will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of the Record Date, there were issued and outstanding 3,721,478.263 shares of the Fund, representing the same number of votes. The persons who are known to have owned beneficially 5% or more of the Fund's outstanding shares as of the Record Date are listed on Exhibit E. As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund. As of the Record Date, there were no persons who were known to control the Fund.

More than 50% of the Fund's shares, represented in person or by proxy, will constitute a quorum for the Special Meeting and must be present for the transaction of business at the Special Meeting. Only proxies that are voted, abstentions and "broker non-votes" will be counted toward establishing a quorum. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve Proposals 1 and/or 2 are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Special Meeting in person or by proxy (excluding abstentions and broker non-votes). The persons named as proxies will vote those proxies that they are entitled to vote FOR Proposals 1 and 2 in favor of an adjournment of the Special Meeting, and will vote those proxies required to be voted AGAINST Proposals 1 and 2 against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR Proposals 1 and 2. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet or by telephone by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of the Company prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

Required Vote. Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" of the Fund, which means the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the Fund's outstanding shares, whichever is less. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on Proposals 1 and 2.

If both Proposals 1 and 2 are not approved by shareholders, the Current Management Agreement and the Mainstream Sub-Advisory Agreement will remain unchanged, but the Board will evaluate other long-term options. If only Proposal 1 is approved by shareholders, it is anticipated that the Amended Management Agreement and related changes to the Mainstream Sub-Advisory Agreement will be implemented and the Board will consider other long-term options with the Fund (the principal investment strategies of the Fund should thus not change in the short-term but may change after the Board has considered other options). If only Proposal 2 is approved by shareholders, the implementation of the SGI Sub-Advisory Agreement may be delayed until the Board can consider other options with respect to Proposal 1.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this proxy statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the shareholder reports and proxy statements that the Company sends. If you would like to receive an additional copy, please contact the Company by writing to the Company's address, or by calling the telephone number shown on the front page of this proxy statement. The Company will then promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Company's shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

SHAREHOLDER PROPOSALS

As a general matter, the Company does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposal to the secretary of the Company, One Security Benefit Place, Topeka, Kansas 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                  By Order of the Board of Directors,

                                  /s/ Richard M. Goldman
                                  ----------------------
                                  Richard M. Goldman
                                  President & Chairman of the Board of Directors

                                LIST OF EXHIBITS

Exhibit A:     Form of Amended Management Agreement
Exhibit B-1:   Managing Member and Principal Executive Officer of the Investment
               Manager
Exhibit B-2:   Directors/Officers of the Company Who Hold Positions with the
               Investment Manager and/or SGI
Exhibit B-3:   Other Registered Investment Companies with Similar Investment
               Objectives as the Fund, for which the Investment Manager Acts as
               Investment Manager, Adviser or Sub-Adviser
Exhibit C:     Principal Executive Officer and Managing Members of SGI
Exhibit D:     Form of SGI Sub-Advisory Agreement between the Investment Manager and SGI
Exhibit E:     Beneficial Owners of 5% or More of the Outstanding Shares of the
               Fund

                                    EXHIBIT A
                      FORM OF AMENDED MANAGEMENT AGREEMENT

This Agreement, made and entered into this 27th day of January, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of July 11, 2008, by and between SECURITY EQUITY FUND, a Kansas corporation (hereinafter referred to as the "Fund"), and SECURITY INVESTORS, LLC, a Kansas limited liability company (hereinafter referred to as the "Adviser") (formerly, Security Management Company, LLC);

                                   WITNESSETH:

WHEREAS, the Fund is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"); and

WHEREAS, the Adviser is willing to provide investment research and advice to the Fund on the terms and conditions hereinafter set forth;

WHEREAS, this Agreement has last been amended and restated to reflect non-material amendments, including a change in the Adviser's name, the liquidation of three Series of the Fund, and the addition of three new Series of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

  1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange for the purchase of securities of the Fund and the sales of securities held in the portfolio of the Fund, subject always to the supervision of the Board of Directors of the Fund (or a duly appointed committee thereof), during the period and upon and subject to the terms and conditions described herein. The Adviser agrees to maintain sufficient trained personnel and equipment and supplies to perform its responsibilities under this Agreement and in conformity with the current Prospectus(es) of the Fund and such other reasonable standards of performance as the Fund may from time to time specify.

         The Adviser hereby accepts such employment and agrees to perform the services required by this Agreement for the compensation herein provided.

  2.     ALLOCATION OF EXPENSES AND CHARGES.

                (a) EXPENSES OF THE ADVISER. The Adviser shall pay all expenses in connection with the performance of its services under this Agreement, except as provided otherwise herein.

                (b) EXPENSES OF THE FUND. Anything in this Agreement to the contrary notwithstanding, the Fund shall pay or reimburse the Adviser for the payment of the following described expenses of the Fund whether or not billed to the Fund, the Adviser or any related entity:

                            (i)     brokerage fees and commissions;
                           (ii)     taxes;
                          (iii)     interest expenses;
                           (iv) any extraordinary expenses approved by the Board of Directors of the Fund; and
                            (v) distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans;

                  and, in addition to those expenses set forth above, the Fund shall pay all of its expenses whether or not billed to the Fund, the Adviser or any related entity.

                (c) EXPENSE CAP. For each of the Fund's full fiscal years that this Agreement remains in force, the Adviser agrees that if total annual expenses of each Series of the Fund identified below, exclusive of interest, taxes, extraordinary expenses (such as litigation), brokerage fees and commissions, and 12b-1 fees paid under a Fund's Class A, Class B or Class C Distribution Plans, but inclusive of the Adviser's compensation, exceeds the amount set forth below (the "Expense Cap"), the Adviser shall contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be required to insure that the total annual expenses of the Series shall not exceed the Expense Cap. If this Agreement shall be effective for only a portion of a Series' fiscal year, then the maximum annual expenses shall be prorated for such portion.

                                  EXPENSE CAP
                        Select 25 Series, Class A, B and C - 1.75%

3.       COMPENSATION OF THE ADVISER.

                (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, Mid Cap Value Institutional Fund shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series, Alpha Opportunity Series shall pay the Adviser a fee as described in paragraphs 3(c) and 3(d) below. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

                (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Series' fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).

                (c) Total Fee. (1) During the first 12 months of operations of Alpha Opportunity Series, the Series shall pay the Adviser an investment advisory fee equal to 2.00% of average daily net assets, accrued daily and paid monthly (without any adjustment of the type discussed below).

                (2) Thereafter, as compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series, the Series shall pay the Adviser at the end of each calendar month, an advisory fee (the "Total Fee") composed of:
                (i) a base fee equal to 2.00% (on an annual basis), of the Alpha Opportunity Series' average daily net assets over the month (the "Base Fee"); and (ii) a performance adjustment to the Base Fee as further explained in (d) below (the "Performance Adjustment"). The Total Fee shall be accrued daily and paid monthly, with such periodic adjustments as deemed appropriate in accordance with applicable law and accounting standards.

                (3) If the Adviser shall serve for less than the whole of any calendar month, the Total Fee mentioned above shall be calculated on a pro rata basis for the portion of the month for which the Adviser has served as adviser.

                (d) Calculation of Performance Adjustment. Each month, the rate of any positive Performance Adjustment shall be equal to 0.75% multiplied by the ratio of the number of percentage points by which the investment performance of the Series (the "Investment Performance") exceeds the investment record (the "Investment Record") of the Standard & Poor's 500 Composite Stock Price Index (the "Index") over the twelve-month period ending on the last day of that month (the "Measuring Period") as compared to 15 percentage points. For example, if the Investment Performance of the Series was 6.6% and the Investment Record of the Index was 0%, the ratio would be 6.6 to 15, or 0.44, times 0.75%, for an upward Performance Adjustment rate of 0.33%.

                Similarly, the rate of any negative Performance Adjustment shall be equal to 0.75% multiplied by the ratio of the number of percentage points by which the Investment Performance of the Series is less than the Investment Record of the Index over the Measuring Period as compared to 15 percentage points. For example, if the Investment Performance of the Series was -10.0% and the Investment Record of the Index was 0%, the ratio would be 10 to 15, or 0.667, times 0.75%, for a downward Performance Adjustment rate of 0.50%.

                After the rate of the Performance Adjustment has been determined as described above, the Adviser will determine the dollar amount of such Performance Adjustment by multiplying the Performance Adjustment rate by the average daily net assets of the Series during the Measuring Period and dividing that number by the number of days in the Measuring Period and then multiplying that amount by the number of days in the current month. The dollar amount of the Total Fee then equals the dollar amount of the Base Fee as adjusted by the dollar amount of the Performance Adjustment.

                Each month, the maximum or minimum Performance Adjustment shall be equal to 1/12th of 0.75% of the average daily net assets of the Series during the Measuring Period (subject to minor accounting adjustments to account for the specific number of days in the month) when the Investment Performance of the Series is superior or inferior to the Investment Record of the Index by 15 percentage points or more over the Measuring Period. The maximum Total Fee payable to the Adviser in any month is then equal to 1/12th of 2.00% of the Series' average daily net assets over that month (i.e., the Base Fee), plus 1/12th of 0.75% of the Series' average daily net assets over the Measuring Period (i.e., the maximum positive Performance Adjustment); and the minimum Total Fee payable to the Adviser is equal to 1/12th of 2.00% of the Series' average daily net assets over that month (i.e., the Base Fee), less 1/12th of 0.75% of the Series' average daily net assets over the Measuring Period (i.e., the maximum negative Performance Adjustment) (subject to accounting adjustments to account for the specific number of days in the month).

                The Investment Performance of the Series will be determined by reference to Class A shares of the Series in accordance with Rule 205-1(a) under the Investment Advisers Act of 1940 ("Advisers Act"). As such, it shall be equal to the sum of: (i) the change in the net asset value of Class A shares during the Measuring Period, (ii) the value of all cash distributions made by the Series to holders of its Class A shares accumulated to the end of the Measuring Period, and (iii) the value of capital gains taxes per Class A share, if any, paid or payable on undistributed realized long-term gains accumulated to the end of the Measuring Period, and will be expressed as a percentage of the net asset value per share of the Class A shares at the beginning of the Measuring Period (for this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains are treated as reinvested in Class A shares at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes).

                The Investment Record of the Index will be determined in accordance with Rule 205-1(b) under the Advisers Act. As such, it shall be equal to the sum of: (i) the change in the level of the Index during the Measuring Period, and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Measuring Period, and will be expressed as a percentage of the Index at the beginning of the Measuring Period.

                  It is the intent of the parties to this Agreement that the
                Total Fee arrangement comply with Section 205 of the Advisers Act, Rules 205-1 and 205-2 thereunder, as each may be amended from time to time (the "Fulcrum Fee Provisions"). Any question in interpreting and implementing the Total Fee arrangement shall be answered in accordance with the Fulcrum Fee Provisions.

4.       INVESTMENT ADVISORY DUTIES.

                (a) INVESTMENT ADVICE. The Adviser shall regularly provide the Fund with investment research, advice and supervision, continuously furnish an investment program, recommend which securities shall be purchased and sold and what portion of the assets of the Fund shall be held uninvested and arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund. All investment advice furnished by the Adviser to the Fund under this Section 4 shall at all times conform to any requirements imposed by the provisions of the Fund's Articles of Incorporation and Bylaws, the 1940 Act, the Investment Advisors Act of 1940 and the rules and regulations promulgated thereunder, and other applicable provisions of law, and the terms of the registration statements of the Fund under the Securities Act of 1933 ("1933 Act") and/or the 1940 Act, as may be applicable at the time, all as from time to time amended. The Adviser shall advise and assist the officers or other agents of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Directors of the Fund (and any duly appointed committee thereof) with regard to the foregoing matters and the general account of the Fund's business.

                (b) SUBADVISERS. Subject to the provisions of the 1940 Act and any applicable exemptions thereto, the Adviser is authorized, but is under no obligation, to enter into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more subadvisers (each a "Subadviser") to provide investment advisory services to any series of the Fund. Each Subadviser shall have investment discretion with respect to the assets of the series assigned to that Subadviser by the Adviser. Consistent with the provisions of the 1940 Act and any applicable exemption thereto, the Adviser may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected series.

         (c)      PORTFOLIO TRANSACTIONS AND BROKERAGE.

                             (i) Transactions in portfolio securities shall be
                      effected by the Adviser, through brokers or otherwise (including affiliated brokers), in the manner permitted in this Section 4 and in such manner as the Adviser shall deem to be in the best interests of the Fund after consideration is given to all relevant factors.

                            (ii) In reaching a judgment relative to the
                      qualification of a broker to obtain the best execution of a particular transaction, the Adviser may take into account all relevant factors and circumstances, including the size of any contemporaneous market in such securities; the importance to the Fund of speed and efficiency of execution; whether the particular transaction is part of a larger intended change of portfolio position in the same securities; the execution capabilities required by the circumstances of the particular transaction; the capital required by the transaction; the overall capital strength of the broker; the broker's apparent knowledge of or familiarity with sources from or to whom such securities may be purchased or sold; as well as the efficiency, reliability and confidentiality with which the broker has handled the execution of prior similar transactions.

                           (iii) Subject to any statements concerning the
                      allocation of brokerage contained in the Fund's Prospectus(es) or Statement(s) of Additional Information, the Adviser is authorized to direct the execution of portfolio transactions for the Fund to brokers who furnish investment information or research service to the Adviser. Such allocations shall be in such amounts and proportions as the Adviser may determine. If the transaction is directed to a broker providing brokerage and research services to the Adviser, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction, if the Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to all accounts as to which it now or hereafter exercises investment discretion. For purposes of the immediately preceding sentence, "providing brokerage and research services" shall have the meaning generally given such terms or similar terms under Section 28(e)(3) of the Securities Exchange Act of 1934, as amended.

                           (iv) In the selection of a broker for the execution
                      of any transaction not subject to fixed commission rates, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate to be applicable to such transaction, or to select any broker solely on the basis of its purported or "posted" commission rates.

                            (v) In connection with transactions on markets other
                      than national or regional securities exchanges, the Fund will deal directly with the selling principal or market maker without incurring charges for the services of a broker on its behalf unless, in the best judgment of the Adviser, better price or execution can be obtained by utilizing the services of a broker.

                (d) LIMITATION OF LIABILITY OF THE ADVISER WITH RESPECT TO RENDERING INVESTMENT ADVISORY SERVICES. So long as the Adviser shall give the Fund the benefit of its best judgment and effort in rendering investment advisory services hereunder, the Adviser shall not be liable for any errors of judgment or mistake of law, or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on its recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm or corporation shall have been selected with due care and in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Section 4. As used in this
                Section 4, the "Adviser" shall include directors, officers and employees of the Adviser, as well as the Adviser itself.

5. OTHER ACTIVITIES NOT RESTRICTED. Nothing in this Agreement shall prevent the Adviser or any officer thereof from acting as investment adviser for any other person, firm or corporation, nor shall it in any way limit or restrict the Adviser or any of its directors, officers, stockholders or employees from buying, selling, or trading any securities for their own accounts or for the accounts of others for whom they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will conflict with the performance of its obligations to the Fund under this Agreement. The Fund acknowledges that the Adviser acts as investment adviser to other investment companies, and it expressly consents to the Adviser acting as such; provided, however, that if in the opinion of the Adviser, particular securities are consistent with the investment objectives of, and desirable purchases or sales for the portfolios of one or more of such other investment companies or series of such companies at approximately the same time, such purchases or sales will be made on a proportionate basis if feasible, and if not feasible, then on a rotating or other equitable basis.

6. AMENDMENT. This Agreement may be amended at any time, without shareholder approval to the extent permitted by applicable law, by a writing signed by each of the parties hereto. Any change in the Fund's registration statements or other documents of compliance or in the forms relating to any plan, program or service offered by its current Prospectus(es) which would require a change in the Adviser's obligations hereunder shall be subject to the Adviser's approval, which shall not be unreasonably withheld.

7. DURATION AND TERMINATION OF AGREEMENT. This Agreement shall continue in force with respect to a Series for an initial term of up to two years, and then for successive 12-month periods thereafter, unless terminated, provided each such continuance is specifically approved at least annually by (a) the vote of a majority of the entire Board of Directors of the Fund, or by the vote of the holders of a majority of the outstanding voting securities of each series of the Fund (as defined in the 1940 Act), and (b) the vote of a majority of the directors of the Fund who are not parties to this Agreement or interested persons (as such terms are defined in the Investment Company Act of 1940) of any such party cast in person at a meeting of such directors called for the purpose of voting upon such approval. In the event a majority of the outstanding shares of one series vote for continuance of the Agreement, it will be continued for that series even though the Agreement is not approved by either a majority of the outstanding shares of any other series or by a majority of outstanding shares of the Fund.

         Upon this Agreement becoming effective, any previous Agreement between the Fund and the Adviser providing for investment advisory services shall concurrently terminate, except that such termination shall not affect any fees accrued and guarantees of expenses with respect to any period prior to termination.

         This Agreement may be terminated at any time as to any series of the Fund without payment of any penalty, by the Fund upon the vote of a majority of the Fund's Board of Directors or, by a majority of the outstanding voting securities of the applicable series of the Fund, or by the Adviser, in each case on sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as such term is defined in the 1940 Act).

8. SEVERABILITY. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, then such clause or provision shall be considered severed herefrom and the remainder of this Agreement shall continue in full force and effect.

9. APPLICABLE LAW. This Agreement shall be subject to and construed in accordance with the laws of the State of Kansas.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereto duly authorized on the day, month and year first above written.


SECURITY EQUITY FUND

                                        By
                                                --------------------------------
                                                Thomas A. Swank
                                        Title:  President

ATTEST:

------------------------------------------

AMY J. LEE
------------------------------------------
Secretary

SECURITY INVESTORS, LLC

                                        By
                                                --------------------------------
                                                Richard M. Goldman
                                        Title:  President

ATTEST:

------------------------------------------

AMY J. LEE
------------------------------------------
Secretary

                              FORM OF AMENDMENT TO
                         INVESTMENT MANAGEMENT AGREEMENT

WHEREAS, Security Equity Fund (the "Fund") and Security Investors, LLC (the "Adviser") are parties to an Investment Management Agreement made and entered into on January 27, 2000, and amended and restated effective as of November 18, 2005 and amended and restated as of July 11, 2008 (the "Agreement");

WHEREAS, on May 9, 2008, the Board of Directors of the Fund authorized the Fund to offer its common stock in a new series designated as All Cap Value Series and authorized changes to the Adviser's compensation in connection with the Alpha Opportunity Series;

WHEREAS, the parties hereto wish to amend the Agreement to reflect the changes authorized by the Board of Directors of the Fund;

NOW, THEREFORE, in consideration of the premises and mutual agreements made herein, the parties agree as follows:

Section 3 of the Agreement is hereby deleted in its entirety and replaced with the new Section 3 set forth below:

3.       COMPENSATION OF THE ADVISER.

                (a) As compensation for the investment advisory services to be rendered by the Adviser to Global Series and Small Cap Growth Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 1.00% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Equity Series and Select 25 Series, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.75% of its respective average daily net assets. As compensation for the investment advisory services to be rendered by the Adviser to Small Cap Value Series and Global Institutional Fund, for each of the years this Agreement is in effect, each of the foregoing Series shall pay the Adviser an annual fee equal to 0.90% of its respective average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Institutional Fund, for each of the years this Agreement is in effect, Mid Cap Value Institutional Fund shall pay the Adviser an annual fee equal to 0.85% of average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Mid Cap Value Series for each of the years this Agreement is in effect, the Mid Cap Value Series shall pay the Adviser an annual fee equal to 1.00% of its average daily net assets of $200 million or less; plus an annual rate of 0.75% of its average daily net assets of more than $200 million. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to All Cap Value Series for each of the years this Agreement is in effect, the All Cap Value Series shall pay the Adviser an annual fee equal to 0.70% of its average daily net assets. Such fee shall be calculated daily and payable monthly. As compensation for the investment advisory services to be rendered by the Adviser to Alpha Opportunity Series for each of the years this Agreement is in effect, the Alpha Opportunity Series shall pay the Adviser an annual fee equal to 1.25% of its average daily net assets. Such fee shall be calculated daily and payable monthly. If this Agreement shall be effective for only a portion of a year, then the Adviser's compensation for said year shall be prorated for such portion. For purposes of this Section 3, the value of the net assets of each Series shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of the Fund's shares as described in the Fund's prospectus(es).

                (b) For each of the Fund's fiscal years this Agreement remains in force, the Adviser agrees that if total annual expenses of any Series of the Fund, exclusive of interest and taxes, extraordinary expenses (such as litigation) and distribution fees paid under the Fund's Class A, Class B and Class C Distribution Plans, but inclusive of the Adviser's compensation, exceed any expense limitation imposed by state securities law or regulation in any state in which shares of such Series of the Fund are then qualified for sale, as such regulations may be amended from time to time, the Adviser will contribute to such Series such funds or waive such portion of its fee, adjusted monthly, as may be requisite to insure that such annual expenses will not exceed any such limitation. If this Agreement shall be effective for only a portion of any Fund's fiscal year, then the maximum annual expenses shall be prorated for such portion. Brokerage fees and commissions incurred in connection with the purchase or sale of any securities by a Series shall not be deemed to be expenses within the meaning of this paragraph (b).



IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the Investment Management Agreement to be duly executed by their respective officers thereto duly authorized as of August [18,] 2008.


                                        SECURITY EQUITY FUND

                                        By
                                        ----------------------------------------
                                                Richard M. Goldman
                                        Title:  President

                                   EXHIBIT B-1


    MANAGING MEMBER AND PRINCIPAL EXECUTIVE OFFICER OF THE INVESTMENT MANAGER

The business address of the managing member and principal executive officer is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.

--------------------------------------------------------------------------------------------------------------
Name                           Position/Offices Held   Principal Occupation/Position
                               with Investment Manager
--------------------------------------------------------------------------------------------------------------
Richard M. Goldman             President and Managing  Senior Vice President, Security Benefit Corporation;
                               Member Representative   Director, Security Distributors, Inc.; Director,
                                                       First Security Benefit Life Insurance and Annuity
                                                       Company of New York; President and Manager, Security
                                                       Global Investors, LLC; President and Chairman of the
                                                       Board, Security Funds
--------------------------------------------------------------------------------------------------------------

Mr. Goldman serves as President and Chairman of the Board of Directors of Security Equity Fund.

                                   EXHIBIT B-2

          DIRECTORS/OFFICERS OF THE COMPANY WHO HOLD POSITIONS WITH THE
                          INVESTMENT MANAGER AND/OR SGI

The business address of each of the following persons, other than Richard Goldman, is One Security Benefit Place, Topeka, Kansas 66636-0001. Mr. Goldman's address is Connecticut Business Center, 6 Landmark Square #471, Stamford, CT 06901-2707.

           ------------------------ ------------------------------- -------------------------- --------------------------------
           NAME                     POSITIONS/OFFICES HELD WITH     POSITIONS/OFFICES HELD     POSITIONS/OFFICES HELD WITH SGI
                                    SECURITY ALPHA OPPORTUNITY      WITH THE INVESTMENT
                                    FUND                            MANAGER
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Richard M. Goldman       President and Chairman of the   President and Managing     President and Manager
                                    Board                           Member Representative
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Brenda M. Harwood        Chief Compliance Officer and    Chief Compliance Officer   Chief Compliance Officer
                                    Treasurer
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Cindy Shields            Vice President                  Vice President
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Chris Phalen             Vice President                  Vice President
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Amy J. Lee               Secretary                       Secretary                  Secretary
           ------------------------ ------------------------------- -------------------------- --------------------------------
           Chris Swickard           Assistant Secretary             Assistant Secretary
           ------------------------ ------------------------------- -------------------------- --------------------------------

                                   EXHIBIT B-3

OTHER REGISTERED INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES AS THE
  FUND, FOR WHICH THE INVESTMENT MANAGER ACTS AS INVESTMENT MANAGER, ADVISER OR
                                   SUB-ADVISER


The following table provides information regarding SEC registered US mutual funds for which the Investment Manager provides investment management, advisory or sub-advisory services and that have an investment objective that is similar to that of the Fund.

-------------------------- ----------------------------- -------------------- -------------------------------------------------
FUND                       CONTRACTUAL FEE               NET ASSETS AS OF     WAIVER/EXPENSE LIMITATION
                                                         APRIL 30, 2008
-------------------------- ----------------------------- -------------------- -------------------------------------------------
SBL Fund Series Z (Alpha   Series Z's investment         $48,674,409          The Investment Manager has contractually agreed
Opportunity Series)        management fee is identical                        through April 30, 2010 to waive fees and/or
                           to that payable to the                             reimburse Series expenses to the extent
                           Investment Manager pursuant                        necessary to limit the ordinary operating
                           to the Current Management                          expenses (exclusive of brokerage costs,
                           Agreement*                                         dividends on securities sold short, acquired
                                                                              fund fees and expenses, interest, taxes, litigation,
                                                                              indemnification, and extraordinary expenses)
                                                                              ("Operating Expenses") of the Series to 1.70%. The
                                                                              Investment Manager is entitled to reimbursement by
                                                                              the Series of fees waived or expenses reimbursed
                                                                              during any of the previous 36 months beginning on the
                                                                              date of the expense limitation agreement if on any
                                                                              day the estimated annualized Operating Expenses are
                                                                              less than the indicated percentages.
-------------------------- ------------------------------- ---------------------- -------------------------------------------------

*It is proposed in a separate proxy statement that Series Z adopt a new contractual management fee identical to that proposed for the Fund under the Amended Management Agreement

                                    EXHIBIT C

             PRINCIPAL EXECUTIVE OFFICER AND MANAGING MEMBER OF SGI

------------------------------------- ---------------------------------------------- --------------------------------------------
             NAME AND ADDRESS                POSITIONS/OFFICES HELD WITH SGI                PRINCIPAL OCCUPATION/POSITION
------------------------------------- ---------------------------------------------- --------------------------------------------
Richard M. Goldman                    President and Manager                          Senior Vice President, Security Benefit
Connecticut Business Center, 6                                                       Corporation; Director, Security
Landmark Square #471                                                                 Distributors, Inc.; Director, First
Stamford, CT  06901-2707                                                             Security Benefit Life Insurance and
                                                                                     Annuity Company of New York; President and
                                                                                     Manager, Security Global Investors, LLC;
                                                                                     President and Chairman of the Board,
                                                                                     Security Funds
------------------------------------- ---------------------------------------------- --------------------------------------------
Kris A. Robbins                       Manager                                        Chairman of the Board and Chief Executive
One Security Benefit Place                                                           Officer, Security Benefit Corporation;
Topeka, Kansas 66636-0001                                                            Chairman, President, and Chief Executive
                                                                                     Officer, Security Benefit Life Insurance
                                                                                     Company; Chairperson and Chief Executive
                                                                                     Officer, First Security Benefit Life
                                                                                     Insurance and Annuity Company of New York.
------------------------------------- ---------------------------------------------- --------------------------------------------

No Officer or Director of the Fund owns securities or has any other material indirect interest in SGI.

                                    EXHIBIT D

    FORM OF SGI SUB-ADVISORY AGREEMENT BETWEEN THE INVESTMENT MANAGER AND SGI


THIS AGREEMENT is made and entered into as of the __ day of ___________, 2008 between Security Investors, LLC (the "Adviser"), a Kansas limited liability company, registered under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), and Security Global Investors, LLC (the "Subadviser"), a Kansas limited liability company registered under the Investment Advisers Act.

                                   WITNESSETH:

         WHEREAS, SBL Fund and Security Equity Fund, Kansas corporations, are each registered with the Securities and Exchange Commission (the "Commission") as open-end management investment companies under the Investment Company Act of 1940, as amended (the "Investment Company Act");

         WHEREAS, SBL Fund is authorized to issue shares of Series Z ("Series Z"), a separate series of SBL Fund and Security Equity Fund is authorized to issue shares of the Alpha Opportunity Series ("Alpha Opportunity Series"), a separate series of Security Equity Fund (Series Z, and the Alpha Opportunity Series are referred to herein individually as a "Fund" and collectively as the "Funds");

         WHEREAS, each of the Funds has, pursuant to an Advisory Agreement with the Adviser (the "Advisory Agreement"), retained the Adviser to act as investment adviser for and to manage its assets;

         WHEREAS, the Advisory Agreements permit the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the Investment Company Act; and

         WHEREAS, the Adviser desires to retain the Subadviser as subadviser to act as investment adviser for and to manage a portion of each Funds' respective Investments (as defined below) and the Subadviser desires to render such services.

         NOW, THEREFORE, the Adviser and Subadviser do mutually agree and promise as follows:
         1. Appointment as Subadviser. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage the portion of the assets of the Funds as determined by the Adviser from time to time, in each case subject to the supervision of the Adviser and the Board of Directors of such Fund and subject to the terms of this Agreement. The Subadviser hereby accepts such employment. In such capacity, the Subadviser shall be responsible for the portion of each Fund's Investments (as defined below) allocated to it by the Adviser.

         2. Duties of Subadviser.

                (a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the "Prospectus") and subject to the directions of the Adviser and the Fund's Board of Directors to purchase, hold and sell investments for the portion of the assets of the Funds allocated to the Subadviser by the Adviser (hereinafter "Investments") and to monitor on a continuous basis the performance of such Investments. The Subadviser shall give the Funds the benefit of its best efforts in rendering its services as Subadviser. The Subadviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Funds, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance or otherwise.

         The Subadviser acknowledges that each Fund may engage in certain transactions in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the Investment Company Act. Accordingly, the Subadviser hereby agrees that it will not consult with any other subadviser of a Fund, or an affiliated person of such other subadviser, concerning transactions for such Fund in securities or other fund assets. The Subadviser shall be limited to providing investment advice with respect to only the discrete portion of each Fund's portfolio as may be determined from time-to-time by the Adviser, and shall not consult with any other subadviser as to any other portion of such Fund's portfolio concerning transactions for the Fund in securities or other assets.

                (b) Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the respective Fund's Board to establish and maintain accounts on behalf of each Fund with, and place orders for the purchase and sale of each Fund's Investments with or through, such persons, brokers or dealers as Subadviser may select which may include, to the extent permitted by the Adviser and the respective Fund's Board, brokers or dealers affiliated with the Subadviser or Adviser, and negotiate commissions to be paid on such transactions. The Subadviser agrees that in placing such orders for a Fund it shall attempt to obtain best execution, provided that, the Subadviser may, on behalf of such Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Subadviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Subadviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Subadviser's overall responsibilities with respect to such Fund and the accounts as to which the Subadviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and any other applicable laws and regulations, and (iii) in the opinion of the Subadviser, the total commissions paid by such Fund will be reasonable in relation to the benefits to the Fund over the long term. In reaching such determination, the Subadviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker. It is recognized that the services provided by such brokers may be useful to the Subadviser in connection with the Subadviser's services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund or Funds involved and to such other clients. The Subadviser will report on such allocations at the request of the Adviser, or the respective Fund's Board, providing such information as the number of aggregated trades to which a Fund was a party, the broker(s) to whom such trades were directed and the basis of the allocation for the aggregated trades.

                (c) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to a Fund ("Principal Transactions"); provided, however, the Subadviser or an affiliated person of the Subadviser may enter into a Principal Transaction with a Fund if (i) the transaction is permissible under applicable laws and regulations, including, without limitation, the Investment Company Act and the Investment Advisers Act and the rules and regulations promulgated thereunder, and (ii) the transaction or category of transactions receives the express written approval of the Adviser.

                      The Subadviser agrees to observe and comply with Rule 17j-1 under the Investment Company Act and its Code of Ethics, as the same may be amended from time to time. The Subadviser agrees to provide the Adviser and the Funds with a copy of such Code of Ethics.

                (d) Books and Records. The Subadviser will maintain all books and records required to be maintained pursuant to the Investment Company Act and the rules and regulations promulgated thereunder solely with respect to transactions made by it on behalf of the Funds including, without limitation, the books and records required by Subsections (b)(1), (5), (6), (7), (9), (10) and (11) and Subsection
         (f) of Rule 31a-1 under the Investment Company Act and shall timely furnish to the Adviser all information relating to the Subadviser's services hereunder needed by the Adviser to keep such other books and records of the Funds required by Rule 31a-1 under the Investment Company Act. The Subadviser will also preserve all such books and records for the periods prescribed in part (e) of Rule 31a-2 under the Investment Company Act, and agrees that such books and records shall remain the sole property of the respective Fund and shall be immediately surrendered to the appropriate Fund upon request. The Subadviser further agrees that all books and records maintained hereunder shall be made available to the respective Fund or the Adviser at any time upon reasonable request and notice, including telecopy, during any business day.

                (e) Information Concerning Investments and Subadviser. From time to time as the Adviser or a Fund may request, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on Investments held in the portfolios, all in such detail as the Adviser or the applicable Fund may reasonably request. The Subadviser will make available its officers and employees to meet with the Board of Directors of a Fund at the Fund's principal place of business on due notice to review the Investments of the Fund.

                      The Subadviser will also provide such information as is customarily provided by a subadviser and may be required for each Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the "Code"), the Investment Company Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any state securities laws, and any rule or regulation thereunder.

                      During the term of this Agreement, the Adviser agrees to furnish the Subadviser at its principal office all registration statements, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of each Fund, or the public that refer to the Subadviser for Subadviser's review and approval. The Subadviser shall be deemed to have approved all such materials unless the Subadviser reasonably objects by giving notice to the Adviser in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Subadviser, its services and its clients. The Adviser agrees to use its best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadviser or its clients in any way are consistent with those materials previously approved by the Subadviser as referenced in this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

                (f) Custody Arrangements. The Subadviser shall provide each Fund's custodian, on each business day with information relating to all transactions concerning the Fund's assets.

                (g) Compliance with Applicable Laws and Governing Documents. In all matters relating to the performance of this Agreement, the Subadviser and its directors, officers, partners, employees and interested persons shall act in conformity with each Fund's Articles of Incorporation, By-Laws, and currently effective registration statement and with the written instructions and directions of each Fund's Board and the Adviser, after receipt of such documents, from the relevant Fund, and shall comply with the requirements of the Investment Company Act, the Investment Advisers Act, the Commodity Exchange Act (the "CEA"), the rules thereunder, and all other applicable federal and state laws and regulations.

                      In carrying out its obligations under this Agreement, the Subadviser shall ensure that the portion of the Funds allocated to it complies with all applicable statutes and regulations necessary to qualify such portion of each Fund as a Regulated Investment Company under Subchapter M of the Code (or any successor provision), and shall notify the Adviser immediately upon having a reasonable basis for believing that such portion of a Fund has ceased to so qualify or that it might not so qualify in the future.

                      In carrying out its obligations under this Agreement, the Subadviser shall invest the portion of the assets of Series Z allocated to it by the Adviser in such a manner as to ensure that such portion complies with the diversification provisions of Section 817(h) of the Code (or any successor provision) and the regulations issued thereunder relating to the diversification requirements for variable insurance contracts and any prospective amendments or other enacted modifications to Section 817 or regulations thereunder. Subadviser shall notify the Adviser immediately upon having a reasonable basis for believing that the portion of Series Z allocated to the Subadvser has ceased to comply and will take all reasonable steps to adequately diversify the assets of Series Z allocated to, so as to achieve compliance within the grace period afforded by Regulation 1.817-5.

                (h) Information Concerning the Funds. The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available: (i) the Articles of Incorporation of each Fund, (ii) the By-Laws of each Fund, (iii) each Fund's registration statement under the Investment Company Act and the Securities Act of 1933, as amended, as filed with the Commission, and
         (iv) any written instructions of the respective Fund's Board and the Adviser.

                (i) Voting of Proxies. The Subadviser shall direct the custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of Investments held by a Fund.

         3. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Funds or the Adviser in any way or otherwise be deemed an agent of the Funds or the Adviser.

         4. Compensation. The Adviser shall pay to the Subadviser, for the services rendered hereunder, the fee set forth in Exhibit A to this Agreement.

         5. Expenses. The Subadviser shall bear all expenses incurred by it in connection with its services under this Agreement and will, from time to time, at its sole expense employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties hereunder. However, the Subadviser shall not assign or delegate any of its investment management duties under this Agreement without the approval of the Adviser and the appropriate Fund's Board.

         6. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Funds as follows:

                (a) The Subadviser is registered as an investment adviser under the Investment Advisers Act;

                (b) The Subadviser will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to
         Section 9(a) of the Investment Company Act;

                (c) The Subadviser has filed a notice of exemption pursuant to Rule 4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

                (d) The Subadviser is fully authorized under all applicable law to serve as Subadviser to the Funds and to perform the services described under this Agreement;

                (e) The Subadviser is a limited liability company duly organized and validly existing under the laws of the state of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

                (f) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for the execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

                (g) This Agreement is a valid and binding agreement of the Subadviser;

                (h) The Form ADV of the Subadviser previously provided to the Adviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                (i) The Subadviser has adopted compliance policies and procedures reasonably designed to prevent violations of the Investment Advisers Act and the rules thereunder, has provided the Adviser with a copy of such compliance policies and procedures (and will provide them with any amendments thereto), and agrees to assist the Funds in complying with the Funds' compliance program adopted pursuant to Rule 38a-1 under the Investment Company Act, to the extent applicable. The Subadviser understands that the Boards of Directors of the Funds are required to approve the Subadviser's compliance policies and procedures and acknowledges that this Agreement is conditioned upon such Board approval; and

                (j) The Subadviser shall not divert any Fund's portfolio securities transactions to a broker or dealer in consideration of such broker or dealer's promotion or sales of shares of the Fund, any other series of Security Equity Fund or SBL Fund, or any other registered investment company.

         7. Non-Exclusivity. The services of the Subadviser with respect to the Funds are not deemed to be exclusive, and the Subadviser and its officers shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities so long as its duties hereunder are not impaired thereby.

         8. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

                (a) The Adviser is registered as an investment adviser under the Investment Advisers Act;

                (b) The Adviser has filed a notice of exemption pursuant to Rule
         4.14 under the CEA with the Commodity Futures Trading Commission (the "CFTC") and the National Futures Association;

                (c) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Kansas with the power to own and possess its assets and carry on its business as it is now being conducted;

                (d) The execution, delivery and performance by the Adviser of this Agreement and the Advisory Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its members, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

                (e) This Agreement and the Advisory Agreement are valid and binding agreements of the Adviser;

                (f) The Form ADV of the Adviser previously provided to the Subadviser is a true and complete copy of the form filed with the Commission and the information contained therein is accurate and complete in all material respects as of its filing date and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

                (g) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV at least 48 hours prior to the execution of this Agreement.

         9. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to Sections 6 and 8 hereof shall survive for the duration of this

Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

         10. Liability and Indemnification.

                (a) Liability. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a breach of its duties hereunder, the Subadviser shall not be subject to any liability to the Adviser, to either Fund, or any of either Fund's shareholders, and, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a breach of its duties hereunder, the Adviser shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Investments; provided, however, that nothing herein shall relieve the Adviser and the Subadviser from any of their respective obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA

                (b) Indemnification. The Subadviser shall indemnify the Adviser and the Funds, and their respective officers and directors, for any liability and expenses, including attorneys' fees, which may be sustained by the Adviser, or the Funds, as a result of the Subadviser's willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA. The Adviser shall indemnify the Subadviser and its officers and partners, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Adviser's, or the Funds' willful misfeasance, bad faith, or gross negligence, breach of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws or the CEA.

         11. Duration and Termination.

                (a) Duration. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect with respect to a Fund unless it has first been approved by a vote of a majority of those directors of SBL Fund and Security Equity Fund, as applicable, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement shall continue in effect for a period of two years from the date hereof, subject thereafter to being continued in force and effect from year to year with respect to each Fund if specifically approved each year by the Board of Directors of the applicable Fund or by the vote of a majority of the Fund's outstanding voting securities. In addition to the foregoing, each renewal of this Agreement with respect to each Fund must be approved by the vote of a majority of the applicable Fund's directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board of Directors of the applicable Fund may request and evaluate, and the Subadviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

                (b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty:

                      (i) By vote of a majority of the Board of Directors of the applicable Fund, or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser, in each case, upon sixty (60) days' written notice to the Subadviser;

                      (ii) By the Adviser upon breach by the Subadviser of any
                representation or warranty contained in Section 6 hereof, which shall not have been cured within twenty (20) days of the Subadviser's receipt of written notice of such breach;

                      (iii) By the Adviser immediately upon written notice to
                the Subadviser if the Subadviser becomes unable to discharge its duties and obligations under this Agreement; or

                      (iv) By the Subadviser upon 120 days written notice to the
                Adviser and the applicable Fund.

                           This Agreement shall not be assigned (as such term is
defined in the Investment Company Act) without the prior written consent of the parties hereto. This Agreement shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

         12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

         13. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment with respect to a Fund shall be approved by the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding voting securities of the applicable Fund.

         14. Notice. Any notice that is required to be given by the parties to each other (or to the Fund) under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other party, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

     (a) If to the Subadviser:

                Security Global Investors, LLC
                2 Embarcadero Center, Suite 2350
                San Francisco, CA 94111
                Attention:  John Boich, Vice President and Head of Global Equity
                Facsimile:  (415) 274-7702

                With a copy to:

                Security Benefit Corporation
                One Security Benefit Place
                Topeka, KS 66636
                Attention:  General Counsel
                Facsimile:   (785) 438-3080

     (b) If to the Adviser:

                Security Investors, LLC
                One Security Benefit Place
                Topeka, KS  66636-0001
                Attention: Richard Goldman, President
                Facsimile: (785) 438-3080


     (d) If to SBL Fund:

                SBL Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention:  Amy J. Lee, Secretary
                Facsimile:  (785) 438-3080

     (d) If to Security Equity Fund:

                Security Equity Fund
                One Security Benefit Place
                Topeka, Kansas 66636-0001
                Attention:  Amy J. Lee, Secretary
                Facsimile:  (785) 438-3080

         15. Governing Law; Jurisdiction. Except as indicated in Section 19(b) of this Agreement, this Agreement shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to its conflicts of law provisions.

         16. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall together constitute one and the same instrument.

         17. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

         19. Certain Definitions.

                (a) "Business day." As used herein, business day means any customary business day in the United States on which the New York Stock Exchange is open.

                (b) Miscellaneous. As used herein, "investment company," "affiliated person," "interested person," "assignment," "broker," "dealer" and "affirmative vote of the majority of the Fund's outstanding voting securities" shall all have such meaning as such terms have in the Investment Company Act. The term "investment adviser" shall have such meaning as such term has in the Investment Advisers Act and the Investment Company Act, and in the event of a conflict between such Acts, the most expansive definition shall control. In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

Security Investors, LLC

                                             By:
                                                      --------------------------
                                             Name:    Richard M. Goldman
                                             Title:   President

                                             Attest:
                                                      --------------------------
                                             Name:    Amy J. Lee
                                             Title:   Secretary

                                             Security Global Investors, LLC

                                             By:
                                                      --------------------------
                                             Name:    Richard M. Goldman
                                             Title:   President

                                             Attest:
                                                      --------------------------
                                             Name:    Amy J. Lee
                                             Title:   Secretary

                            EXHIBIT A - COMPENSATION


For all services rendered by the Subadviser hereunder, Adviser shall pay to Subadviser a fee (the "Subadvisory Fee") at an annual rate of 1.45% of that portion of each Fund's net assets that the Adviser has allocated to Subadviser for management ("Subadviser Assets").

For purposes of calculating the compensation to be paid hereunder, the Subadviser Assets shall be computed in the same manner at the end of the business day as the value of such net assets is computed in connection with the determination of the net asset value of each Fund's shares as described in the then current prospectus for the applicable Fund.

The Subadvisory Fee shall be accrued for each calendar day the Subadviser renders subadvisory services hereunder and the sum of the daily fee accruals shall be paid monthly to the Subadviser as soon as practicable following the last day of each month, by wire transfer if so requested by the Subadviser, but no later than ten (10) business days thereafter. If this Agreement shall be effective for only a portion of a year, then the Subadviser's fee for said year shall be prorated for such portion.

                                    EXHIBIT E
      BENEFICIAL OWNERS OF 5% OR MORE OF THE OUTSTANDING SHARES OF THE FUND

As of the Record Date, the following persons are known to have owned beneficially 5% or more of the outstanding shares of the Fund:

----------------------------------- --------------------------------- -------------------------------- ---------------------
          TITLE OF CLASS                NAME AND ADDRESS OF           AMOUNT OF BENEFICIAL OWNERSHIP   PERCENT OF CLASS
                                          BENEFICIAL OWNER
----------------------------------- --------------------------------- -------------------------------- ---------------------
Security Equity Fund Alpha          Security Distributors, Inc.       1,249,204.017                    34%
Opportunity Fund                    Topeka, Kansas
----------------------------------- --------------------------------- -------------------------------- ---------------------
                                    Security Benefit Corporation      511,399.132                      14%
                                    Topeka, Kansas
----------------------------------- --------------------------------- -------------------------------- ---------------------

* As of the Record Date, the Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the Fund.

                              SECURITY EQUITY FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 5, 2008


The undersigned hereby appoint(s) Amy J. Lee, Donald A. Chubb, Jr. and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of Security Alpha Opportunity Fund(R) (the "Fund") which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at the executive offices of Security Equity Fund at One Security Benefit Place, Topeka, Kansas 66636 on August 5, 2008 at 1:00 p.m. Central Time, and at any adjournment(s) or postponements thereof.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.

                            - FOLD AND DETACH HERE -


.................................................................................


                         SECURITY ALPHA OPPORTUNITY FUND
                                  (THE "FUND")
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 5, 2008

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate boxes below:

1. To approve an amended investment management agreement between Security Equity Fund and Security Investors, LLC, on behalf of the Fund; and

                 FOR            AGAINST         ABSTAIN

                 |_|              |_|             |_|

2. To approve a new investment sub-advisory agreement between Security Investors, LLC and Security Global Investors, LLC pursuant to which Security Global Investors, LLC will be appointed as an additional investment sub-adviser to the Fund;

                 FOR            AGAINST         ABSTAIN

                 |_|              |_|             |_|


                                                        PLEASE VOTE BY       |X|
                                                        CHECKING THE
                                                        APPROPRIATE BOX
                                                        AS IN THIS EXAMPLE


Signature: ______________________    Signature (if held jointly): ______________

Date: ___________________________    Date: ___________________________

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Fund. THE BOARD OF DIRECTORS OF SECURITY EQUITY FUND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online                    1.   Click on www.proxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 1-866-628-9070.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail your
                               proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place August 5,
                          2008, at 1:00 p.m., Central time, at the office of Security Equity Fund, located at One Security Benefit
                          Place, Topeka, Kansas 66636.


                            - FOLD AND DETACH HERE -
--------------------------------------------------------------------------------




                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-800-361-2782 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card or vote as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY